[1838 LOGO OMITTED]

                            INVESTMENT ADVISORS FUNDS
                            -------------------------




                            INTERNATIONAL EQUITY FUND

                                FIXED INCOME FUND

                              LARGE CAP EQUITY FUND




                                  ANNUAL REPORT
                                OCTOBER 31, 2000




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--------------------------------------------------------------------------------

FELLOW SHAREHOLDER:

The second half of the year proved to be disappointing for international investors. The Fund's total return for the six-month period ended October 31, 2000 was -9.3% vs. Morgan Stanley Capital International's Europe, Australia and Far East Index (the "EAFE") benchmark which was down 9.0%. October was a particularly difficult month as worries about earnings in the telecommunications and technology sectors intensified along with concerns about rising oil prices and renewed tension in the Middle East. Asian markets were particularly hard hit -- the Taiwanese and Korean markets were down over 10% in October.

However, for the full year, which ended October 31, 2000, total return for the Fund was +5.1%, substantially outperforming the total return of the EAFE benchmark at -2.9%.

SECTORS:

During the last six months, technology and telecommunication equipment stocks experienced major reversals from the previous periods. Slowing demand for PC's, falling prices for semiconductors and profit warnings, especially those of many leading technology companies such as Intel, Oracle and Ericsson, eroded investor sentiment. We sold positions in Pearson (UK media), Advantest (Japanese semiconductor testing equipment) and Mobilcom (German cellular), which contributed to limiting the Fund's losses. The purchases of TEVA Pharmaceutical Industries (Israeli generic drug producer), Lufthansa (German airline), Endesa (Spanish utility), Telefonica (Spanish telephone service) and Koninlijke Ahold NV (Netherlands retail) provided additional diversification out of the vulnerable sectors. Also, we made an opportunistic purchase of STMicroelectronics (French semiconductor design and manufacture) after it had fallen well off its peak.

The Fund's on-going philosophy of investing in market leaders with identifiable and sustainable competitive advantages has continued to mitigate risk and enhance Fund returns.

COUNTRY PERFORMANCES:

Continued weakness in the Euro and the British Pound put downward pressure on returns for the six months ended October 31, 2000. The Euro was down almost 7% along with the British Pound, which was down by 6.7%. In local currencies, some of the foreign markets turned in respectable results in the second half. The UK's FTSE 100 gained 1.8%, the German DAX Index was down 4.5% as was the French CAC 40 Index, which was down by 0.3%. However in dollar denominated terms, major market indices told a markedly different story. The UK's FTSE 100 fell almost 5.2%, the German DAX Index fell 11.1% and the French CAC 40 Index retraced half of its first six month's gains with a 7.1% loss. With the exception of
Switzerland, all of the major European indices posted negative dollar denominated results for the six months ended in October.

Even though the yen/$ exchange rate was virtually unchanged over the last six months, the Japanese Nikkei 225 Index was down a dramatic 19.8%. Though partially due to an untimely April shuffling of the index to more technology oriented issues, other contributors to the decline included concerns about further asset deflation, continued sales of cross shareholdings, and more bankruptcies. Additionally, foreign investors have been net sellers of Japanese shares.

The emerging markets have not done well due in part to the high correlation these markets have to the NASDAQ and large exposure to electronics and telecommunication equipment industries. Also, in times of uncertainty, investors tend to stay away from markets with a high-risk premium. In local currencies, the Taiwan Weighted Index was down 36.8% for the six months ended October and the Korean KOSPI 200 Index was down 29.8%. The Fund's exposure to these markets was approximately 7% of the portfolio.

Country weightings in the Fund continued to closely mirror that of the EAFE benchmark. The exception was the underweighting of the UK at around 13% vs. EAFE's weighting of about 21%. During the second half of the year, weightings were increased in the Netherlands, France and Spain. The Fund was also slightly underweighted in Japan at approximately 22% vs. EAFE's weighting of about 27%.

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--------------------------------------------------------------------------------

OUTLOOK:

As a result of Central Banks having followed tight monetary policies while raising interest rates, economic growth is expected to slow but not dramatically. It can be argued that the performances of this year's stock markets have already discounted the slowdown and that the worst may be over. Both oil prices and interest rates may be close to their peaks. Traditionally markets recover at a fairly healthy clip within six months after the peak in interest rates.

This has been a difficult year for all the world's stock markets. According to Chinese astrology, 2000 is the Year of the Metal Dragon. Metal Dragon years are filled with unpredictability and brutal honesty. However, the metal element is believed to create structure and expose important matters. It also intensifies the need for introspection and individual decision making.

                                   Sincerely,

                                   /s/ HANS VAN DEN BERG

                                   Hans van den Berg
                                   Vice President & Portfolio Manager


November 20, 2000

                           INTERNATIONAL EQUITY FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT* [LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

             1838 International Equity Fund       EAFE
8/3/95                   10,000                  10,000
10/95                     9,610                   9,544
10/96                    10,485                  10,544
10/97                    12,082                  11,032
10/98                    12,916                  12,096
10/99                    16,675                  14,882
10/00                    17,519                  14,451

               AVERAGE ANNUAL TOTAL RETURNS
          FOR THE PERIODS ENDED OCTOBER 31, 2000
       ----------------------------------------------
                           SINCE      FINAL VALUE OF A
        1 YEAR  5 YEAR   INCEPTION   $10,000 INVESTMENT
        ------  ------   ---------   ------------------
 FUND   5.06%   12.76%     11.27%         $17,519
 EAFE  (2.90)%   7.94%      7.27%          14,451

*Past  performance  of the Fund is no  guarantee  of  future  results.  The 1838
 International Equity Fund commenced operations on August 3, 1995. The values shown reflect a hypothetical initial investment of $10,000 with distributions reinvested. Returns may be higher due to 1838 Investment Advisors, Inc. maintenance of the Fund's expense cap. Please bear in mind that investing in foreign securities involves special risks such as currency fluctuation, less extensive regulation of foreign brokers and possible political instability. The EAFE is an unmanaged index representing the market value weighted price of 1,100 stocks of the major stock exchanges in Europe, Australia and the Far East without any associated expenses and the returns assume reinvestment of all distributions. You cannot invest directly in an index. Please read the prospectus carefully before investing. Distributed by MBIA Capital Management Corporation. See the Financial Highlights on page 19 for more details.

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

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SCHEDULE OF INVESTMENTS                                                                                            OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         VALUE
                                                              INDUSTRY                          SHARES                 (NOTE 2)
                                                              --------                          ------                -----------
COMMON STOCK -- 95.45%
AUSTRALIA -- 2.42%
   Broken Hill Proprietary Co.                     Metals & Mining.......................      108,000             $   1,046,557
   OneSteel Limited*                               Metals & Mining.......................       27,000                    12,872
   News Corp. Ltd.                                 Media.................................       32,600                 1,401,800
                                                                                                                   -------------
                                                                                                                       2,461,229
                                                                                                                   -------------
CANADA -- 1.16%
   Nortel Networks Corp.                           Technology Hardware & Equipment.......       26,000                 1,183,000
                                                                                                                   -------------
FINLAND -- 1.53%
   Nokia Corp. - Sponsored ADR                     Technology Hardware & Equipment.......       36,400                 1,556,100
                                                                                                                   -------------
FRANCE -- 14.59%
                                                   Hotels Restaurants & Leisure..........       33,900                 1,370,713
   AXA, Inc.                                       Insurance.............................       12,200                 1,613,292
   Christian Dior                                  Consumer Durables & Apparel...........       25,600                 1,299,856
   Cap Gemini SA                                   Software & Services...................        5,400                   860,558
   Lafarge                                         Construction Materials ...............       11,714                   863,879
   Schlumberger Ltd.                               Energy   .............................       25,400                 1,933,575
   Societe Generale (A Shares)                     Banks.................................       33,736                 1,913,146
   Total SA (B Shares)                             Energy................................       16,300                 2,329,558
   STMicroelectronics N.V.                         Technology Hardware & Equipment.......       30,000                 1,558,125
   Vivendi                                         Utilities.............................       15,200                 1,091,328
                                                                                                                   -------------
                                                                                                                      14,834,030
                                                                                                                   -------------
GERMANY -- 7.14%
   BMW AG                                          Automobiles & Components..............       46,400                 1,533,949
   Fresenius Medical Care                          Health Care Equipment & Services......       21,600                 1,721,116
   Henkel KGAA                                     Chemicals.............................       24,600                 1,282,445
   Lufthansa                                       Transportation - Airlines.............       56,000                 1,106,044
   Schering AG                                     Pharmaceuticals & Biotechnology.......       29,100                 1,620,641
                                                                                                                       7,264,195
                                                                                                                   -------------
HONG KONG -- 2.50%
   China Telecom HK Ltd. - Sponsored ADR*          Wireless Telecommunication Services  .       38,400                 1,176,000
   Hutchison Whampoa Ltd.                          Diversified Financials................      110,000                 1,364,581
                                                                                                                   -------------
                                                                                                                       2,540,581
                                                                                                                   -------------

                       See notes to financial statements.

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

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SCHEDULE OF INVESTMENTS-- CONTINUED                                                                                OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                      VALUE
                                                              INDUSTRY                                 SHARES        (NOTE 2)
                                                              --------                                 ------       -----------

IRELAND -- 2.14%
   Allied Irish Banks - Sponsored ADR              Banks....................................           44,300     $      908,150
   Elan Corp. PLC - Sponsored ADR*                 Pharmaceuticals & Biotechnology..........           24,500          1,272,469
                                                                                                                  --------------
                                                                                                                       2,180,619
                                                                                                                  --------------
ISRAEL -- 1.47%
   TEVA Pharmaceutical Ind.                        Pharmaceuticals & Biotechnology..........           25,200          1,489,950
                                                                                                                  --------------
ITALY -- 2.90%
   Pirelli SPA                                     Automobiles & Components.................          486,000          1,408,934
   Unicredito Italiano SPA                         Banks....................................          243,000          1,235,907
   Unicredito Italiano RNC                         Banks....................................           75,000            298,805
                                                                                                                  --------------
                                                                                                                       2,943,646
                                                                                                                  --------------
JAPAN -- 21.10%
   Bank of Tokyo-Mitsubishi Ltd.                   Banks....................................           55,000            659,355
   Fanuc Ltd.                                      Capital Goods............................           16,800          1,507,830
   Fast Retailing Co. Ltd.                         Retailing................................            6,200          1,524,590
   Honda Motor Co. Ltd.                            Automobiles & Components ................           24,000            828,647
   Hoya Corp.                                      Health Care Equipment & Services.........           17,000          1,404,341
   KAO Corp.                                       Household & Personal Products............           60,000          1,796,868
   Kyocera Corp.                                   Technology Hardware & Equipment..........           10,700          1,391,519
   Minebea Co. Ltd.                                Capital Goods............................          100,000            998,260
   Murata Manufacturing Co. Ltd.                   Technology Hardware & Equipment..........            8,000            956,864
   NEC Corp.                                       Technology Hardware & Equipment..........           90,000          1,714,443
   Nomura Securities Co. Ltd.                      Diversified Financials...................           70,000          1,484,110
   Promise Co. Ltd.                                Diversified Financials...................           20,000          1,500,137
   Sony Corp.                                      Consumer Durables & Apparel..............           16,800          1,394,400
   Takeda Chemical Inds.                           Pharmaceuticals & Biotechnology..........           32,000          2,107,153
   Takefuji Corp.                                  Diversified Financials...................           12,500          1,236,377
   Tokio Marine & Fire Insurance                   Insurance................................           86,000            949,867
                                                                                                                  --------------
                                                                                                                      21,454,761
                                                                                                                  --------------
Mexico -- 2.75%
   Telefonos de Mexico - Sponsored ADR             Diversified Telecommunication Services  .           23,500          1,267,531
   Wal-Mart de Mexico*                             Retailing................................           64,800          1,530,900
                                                                                                                  --------------
                                                                                                                       2,798,431
                                                                                                                  --------------

                       See notes to financial statements.

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

[1838 LOGO OMITTED] INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS-- CONTINUED                                                                                OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         VALUE
                                                              INDUSTRY                                 SHARES          (NOTE 2)
                                                              --------                                 ------         -----------

NETHERLANDS -- 8.72%
   Aegon NV                                        Insurance................................           36,958      $   1,466,165
   Akzo Nobel                                      Materials................................           27,900          1,268,827
   ING Groep NV                                    Diversified Financials...................           30,546          2,095,263
   Koninlijke Ahold NV                             Retailing................................           55,630          1,614,152
   Philips Electronics - NY Shares                 Consumer Durables & Apparel..............           60,598          2,420,133
                                                                                                                   -------------
                                                                                                                       8,864,540
                                                                                                                   -------------
SINGAPORE -- 2.04%
   DBS Group Holdings                              Banks....................................          102,855          1,212,816
   Singapore Airlines, Ltd.                        Transportation - Airlines................           86,200            864,210
                                                                                                                   -------------
                                                                                                                       2,077,026
                                                                                                                   -------------
SOUTH KOREA -- 1.69%
   Samsung Electronics Co.                         Technology Hardware & Equipment..........            5,600            701,538
   SK Telecom Co. Ltd.                             Wireless Telecommunication Services......            4,790          1,021,165
                                                                                                                   -------------
                                                                                                                       1,722,703
                                                                                                                   -------------
SPAIN -- 4.62%
   Banco Bilboa Vizcaya Argentaria                 Banks....................................           81,000          1,077,986
   Endesa SA                                       Electric Utilities.......................           60,000            976,519
   Telefonica SA - Sponsored ADR*                  Telecommunication Services ..............           45,600          2,641,950
                                                                                                                   -------------
                                                                                                                       4,696,455
                                                                                                                   -------------
SWEDEN -- 1.40%
   ABB Ltd.                                        Capital Goods............................           16,095          1,426,383
                                                                                                                   -------------
SWITZERLAND -- 3.91%
   Adecco SA - Registered Shares                   Commercial Services & Supplies...........            2,700          1,866,470
   Nestle SA - Sponsored ADR                       Food Beverage & Tobacco..................           20,400          2,106,300
                                                                                                                   -------------
                                                                                                                       3,972,770
                                                                                                                   -------------
TAIWAN -- 1.17%
   Taiwan Semiconductor - Sponsored ADR*           Technology Hardware & Equipment..........           52,472          1,190,459
                                                                                                                   -------------
UNITED KINGDOM -- 12.20%
   BP Amoco PLC                                    Oil & Gas................................          280,958          2,384,638
   HSBC Holdings PLC                               Banks....................................          144,754          2,013,798
   Misys PLC                                       Software & Services......................           92,606            962,828
   Prudential Corp. PLC                            Insurance................................           85,000          1,147,268


                       See notes to financial statements.


[1838 LOGO OMITTED] INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS-- CONTINUED                                                                                OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         VALUE
                                                              INDUSTRY                                 SHARES          (NOTE 2)
                                                              --------                                 ------         -----------

UNITED KINGDOM -- (CONTINUED)
   Royal Bank of Scotland Group - Value Shares*    Banks....................................           55,216       $     65,346
   Royal Bank of Scotland Group PLC*               Banks....................................           55,612          1,250,883
   Shell Transport & Trading                       Oil & Gas................................           35,100          1,726,481
   Vodafone Airtouch PLC                           Wireless Telecommunication Services......          683,989          2,853,025
                                                                                                                    ------------
                                                   .........................................                          12,404,267
                                                                                                                    ------------
TOTAL COMMON STOCK (Cost $84,974,682)              .........................................                          97,061,145
                                                                                                                    ------------
SHORT-TERM INVESTMENTS -- 6.68%
   Evergreen Select Money Market -I ........................................................        3,395,340          3,395,340
   Evergreen Select Money Market -IS .......................................................        3,395,701          3,395,701
                                                                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $6,791,041) .............................................                           6,791,041
                                                                                                                    ------------
TOTAL INVESTMENTS (Cost $91,765,723)+ -- 102.13%............................................                        $103,852,186

OTHER ASSETS AND LIABILITIES, NET-- (2.13)% ................................................                          (2,166,591)
                                                                                                                    ------------
NET ASSETS-- 100.00% .......................................................................                        $101,685,595
                                                                                                                    ============

MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Common Stocks
   Consumer Discretionary -- 14.43%                Industrials -- 9.46%
   Consumer Staples -- 5.68%                       Information Technology -- 11.72%
   Energy -- 8.63%                                 Materials -- 4.61%
   Financials -- 24.20%                            Telecommunication Services -- 9.23%
   Health Care -- 9.91%                            Utilities -- 2.13%

* Non-income producing securities.

+ The cost for federal income tax purposes was $91,765,723. At October 31, 2000, net unrealized appreciation was $12,086,463.
  This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $23,232,788, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $11,146,325.

ADR -- American Depository Receipt


                       See notes to financial statements.

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--------------------------------------------------------------------------------


TO THE SHAREHOLDER:

What a wild ride in the fixed income markets! As the market breathed a collective sigh of relief at the end of the millennium as Y2K passed without event, market participants were faced with a new set of challenges. Among them were an aggressive Fed (raising the Federal Funds rate 100 basis points in the first half of the year), equity market volatility, and massive budget surpluses wreaking havoc on the shape of the treasury yield curve. The two-year Treasury note yielded as much as 75 basis points more than the 30 year Treasury bond in the second quarter. The curve inversion was driven by technicals as market participants believed that the federal government would significantly reduce the deficit and limit the amount of new debt issued, especially in the long end. The curve flattened significantly from its wides in the third quarter as the realization that budget surpluses would be less than anticipated as the presidential election heated up. Regardless of who was going to be our next leader there was going to be less money to go around, with Gore's plan of greater spending vs. Bush's tax cuts. From the beginning of the year, the entire yield curve rallied with the intermediate and long end outperforming. The gains in the treasury market were tempered by a systematic widening in spread product (corporates, mortgages, and agencies,) which turned in one of their worst years rivaling the Asian crisis in 1998.


                               FIXED INCOME FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT*

[LINE GRAPH OMITTED]
PLOT POINT FOLLOWS:

             1838 Fixed Income Fund            Lehman Aggregate
9/2/97               10,000                          10,000
10/97                10,270                          10,295
10/98                10,913                          11,257
10/99                10,999                          11,316
10/00                11,696                          12,142

                            AVERAGE ANNUAL TOTAL RETURNS
                       FOR THE PERIODS ENDED OCTOBER 31, 2000
                ---------------------------------------------------
                                 SINCE       FINAL VALUE OF A
                      1 YEAR   INCEPTION    $10,000 INVESTMENT
                      ------   ---------    ------------------
  FUND                 6.33%     5.07%           $11,696
  LEHMAN AGGREGATE     7.30%     6.33%            12,142

*Past performance of the Fund is no guarantee of future results. The 1838 Fixed Income Fund commenced operations on September 2, 1997. The values shown reflect a hypothetical initial investment of $10,000 with distributions reinvested. Returns are higher due to 1838 Investment Advisors, Inc. maintenance of the Fund's expense cap. The Lehman Aggregate Index is an unmanaged index which consists of bond issues spread over the investment grade bond universe and does not have any associated expenses and the returns assume reinvestment of all interest income. You cannot invest in an index. Please read the prospectus carefully before investing. Distributed by MBIA Capital Management Corporation. See the Financial Highlights on page 20 for more details.

[1838 LOGO OMITTED] FIXED INCOME FUND
--------------------------------------------------------------------------------


The Fund returned 6.33% (net of fees & expenses) for the year ended October 31, 2000 vs. the Lehman Aggregate Bond Index (the "Lehman Aggregate") posting a 7.30% return. Inception to date (September 1997 through October 2000) the Fund returned 16.96% compared to the Lehman Aggregate return of 21.42% for the same period. The Fund's underperformance can be attributed to its core overweight in high quality spread product with emphasis in the corporate sector. In particular the Fund's under-performance in the first three months of the calendar year corresponded with the under-performance of the corporate market in general (as we were overweight in corporates in the thirty-year sector). Longer dated corporate bonds under-performed in this period as the Treasury curve inverted and longer spread product needed to widen to compensate for the shift in the curve dynamics. The Fund adjusted its position throughout the year to a more bulleted position in the spread sectors and overweight in the front-end of the curve, where we found the valuations to be very compelling. This strategy allowed the portfolio to earn the attractive coupons offered while dampening some of the volatility of a longer maturity corporate portfolio. As a result, despite this volatility in the markets, the Fund was ranked in the top quartile for its category (based on Lipper data).

The Fund will maintain its neutral duration and overweight in spread product, as we believe the sector to be undervalued on a historical and fundamental basis. We continue to believe the key to outperformance will be superior issue selection in the current environment of earnings disappointments and heightened event risk.

The Fund's exposure, based on long-term market value, compared to the Lehman Aggregate at October 31, 2000 was as follows:

                                              1838 FIXED        LEHMAN AGGREGATE
                                              INCOME FUND          BOND INDEX
                                             -------------       ---------------
  Corporate Bonds..........................      37.7%               23.7%
  Mortgage-Backed..........................      36.6%               36.4%
  Asset-Backed.............................      10.0%                1.7%
  Agencies.................................       7.2%               10.4%
  Treasuries...............................       8.5%               27.8%

                                Sincerely,



                                /s/ CLIFFORD D. CORSO


                                Clifford D. Corso
                                Vice President & Portfolio Manager

November 20, 2000


[1838 LOGO OMITTED] FIXED INCOME FUND
SCHEDULE OF INVESTMENTS                                                                                         OCTOBER 31, 2000
--------------------------------------------------------------------------------------------------------------------------------


                                                                             MOODY'S/S&P        PRINCIPAL              VALUE
                                                                               RATING            AMOUNT               (NOTE 2)
                                                                            ------------        --------            -----------
CORPORATE BONDS -- 37.14%

   FINANCIAL --  21.34%
    Bank of America, 7.80%, 02/15/10...................................        Aa3/A          $1,850,000           $ 1,878,928
     CIT Group Inc., 7.375%, 03/15/03...................................        A1/A+           3,180,000             3,186,716
     Citigroup Inc., 7.25%, 10/01/10....................................       Aa3/A+           3,665,000             3,635,790
     First Union National Bank, 7.80%, 08/18/10.........................        A1/A            3,270,000             3,262,351
     Ford Motor Credit Co., 7.875%, 06/15/10............................        A2/A            3,300,000             3,327,737
     Household Finance Co., 7.875%, 03/01/07............................        A2/A            1,355,000             1,369,830
     Lehman Brothers Holdings, 8.25%, 06/15/07..........................        A3/A            2,320,000             2,368,075
     Province of Quebec, 7.50%, 09/15/29................................        A2/A+           2,260,000             2,284,869
     Spear Leeds Kellogg L.P., 8.25%, 08/15/05..........................       A3/BBB+          2,105,000             2,188,150
     Sprint Capital Corp., 7.625%, 06/10/02.............................      Baa1/BBB+         2,595,000             2,613,048
     UBS PFD Funding Trust I, 8.622%, 10/29/49..........................       aa2/AA-          2,775,000             2,804,218
     Westdeutsche Landesbank NY, 6.05%, 01/15/09........................       Aa1/AA+          3,930,000             3,583,885
                                                                                                                    -----------
                                                                                                                     32,503,597
                                                                                                                    -----------
   INDUSTRIAL & MISCELLANEOUS -- 15.80%
     Conoco Inc., 6.95%, 04/15/29.......................................        A3/A-           1,370,000             1,273,685
     DaimlerChrysler NA Hldg., 8.00%, 06/15/10..........................        A1/A+           2,335,000             2,387,533
     Delta Air Lines Inc., 8.30%, 12/15/29..............................      Baa3/BBB-         2,380,000             2,036,883
     Deutsche Telekom International, 8.25%, 06/15/30....................        A2/A-           2,210,000             2,262,041
     Koninklijke KPN NV, 7.50%, 10/01/05................................        A3/A-           2,030,000             2,016,947
     Lockheed Martin Corp., 8.20%, 12/01/09.............................      Baa3/BBB-         2,640,000             2,770,524
     Tyco Int'l. Group, 6.25%, 6/15/03..................................       Baa1/A-          2,505,000             2,433,650
     Tyco Int'l. Group, 7.00%, 6/15/28..................................       Baa1/A-          3,200,000             2,847,165
     United Dominion Inds., 8.625%, 3/15/03.............................      Baa2/BBB          3,060,000             3,108,984
     Yosemite Sec. Trust I, 8.25%, 11/15/04, 144A*......................      Baa1/BBB+         2,900,000             2,935,629
                                                                                                                    -----------
                                                                                                                     24,073,041
                                                                                                                    -----------
       TOTAL CORPORATE BONDS (Cost $56,308,289)...........................................................           56,576,638
                                                                                                                    -----------
ASSET BACKED SECURITIES -- 9.86%
     Bear Stearns CMS, Ser. 1999-WF2 Cl. A2, 7.08%, 06/15/09............       Aaa/AAA          2,585,000             2,582,405
     Mortgage Lenders Network, Ser. 2000-1, Cl. A2, 7.605%, 06/25/21....       Aaa/AAA          2,925,000             2,938,806
     Navistar Financial Corp. Owner Trust, Ser. 2000-A, Cl. A3,
        7.20%, 05/17/04.................................................       Aaa/AAA          2,575,000             2,588,828
     Textron Financial Corp., Ser. 2000-B, Cl. A3, 6.99%, 03/15/06......       Aaa/AAA          3,960,000             3,942,675
     Union Acceptance Corp, Ser. 1999-D, Cl. A4, 6.85%, 02/08/06........       Aaa/AAA          2,960,000             2,973,853
                                                                                                                    -----------
   Total Asset Back Securities (COST $14,975,622).........................................................           15,026,567
                                                                                                                    -----------


                       See notes to financial statements.


[1838 LOGO OMITTED] FIXED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                                                                            OCTOBER 31, 2000
--------------------------------------------------------------------------------------------------------------------------------


                                                                             MOODY'S/S&P          PRINCIPAL            VALUE
                                                                               RATING              AMOUNT            (NOTE 2)
                                                                            ------------          --------          -----------

MORTGAGE BACKED SECURITIES -- 36.15%
     FGCI, Pool # E00617, 5.50%, 01/1/14.............................          Aaa/AAA        $   990,137         $    936,417
     FGCI, Pool # E00765, 6.50%, 12/01/14............................          Aaa/AAA          2,107,453            2,065,565
     FGCI, Pool # G10557, 6.50%, 07/01/11 ...........................          Aaa/AAA          1,785,995            1,757,548
     FGLMC, Pool # C29190, 6.50%, 07/01/29...........................          Aaa/AAA          2,347,879            2,259,228
     FGLMC, Pool # C80342, 6.50%, 09/01/25 ..........................          Aaa/AAA          1,489,301            1,439,652
     FGLMC, Pool # C30260, 7.50%, 08/01/29...........................          Aaa/AAA          1,198,084            1,198,189
     FGLMC, Pool # D85515, 6.50%, 01/01/28...........................          Aaa/AAA          2,056,208            1,982,793
     FGLMC, Pool # C36177, 8.00%, 02/15/30...........................          Aaa/AAA          2,489,611            2,524,162
     FHLMC, Pool # A00930, 10.00%, 05/01/20..........................          Aaa/AAA             26,118               27,464
     FHLMC, Pool # C00967, 8.50%, 02/01/30...........................          Aaa/AAA          2,033,167            2,081,959
     FNCI, Pool # 303728, 6.00%, 01/01/11............................          Aaa/AAA          1,642,225            1,596,287
     FNCL, Pool # 482515, 5.50%, 01/01/14............................          Aaa/AAA            313,100              295,784
     FNCL, Pool # 252381, 5.50%, 04/01/14............................          Aaa/AAA            134,258              126,719
     FNCL, Pool # 535003, 7.00%, 11/01/14............................          Aaa/AAA          1,974,939            1,966,782
     FNCL, Pool # 190275, 8.00%, 11/01/26............................          Aaa/AAA          1,764,970            1,789,639
     FNCL, Pool # 481429, 6.00%, 01/01/29............................          Aaa/AAA          1,930,239            1,813,975
     FNCL, Pool # 487830, 6.00%, 03/01/29............................          Aaa/AAA          3,607,849            3,384,458
     FNCL, Pool # 491805, 6.50%, 06/01/29............................          Aaa/AAA          1,860,026            1,788,802
     FNCL, Pool # 496524, 6.00%, 06/01/29............................          Aaa/AAA            376,938              353,599
     FNCL, Pool # 498610, 6.00%, 05/01/29............................          Aaa/AAA          1,882,191            1,765,649
     FNCL, Pool # 515959, 7.50%, 11/01/29............................          Aaa/AAA          4,913,647            4,909,348
     FNCL, Pool # 516898, 7.00%, 01/01/30............................          Aaa/AAA            242,292              237,620
     FNCL, Pool # 522898, 8.00%, 01/01/30............................          Aaa/AAA            898,564              909,862
     FNCL, Pool # 526025, 8.00%, 01/01/30............................          Aaa/AAA          1,924,103            1,948,071
     FNCL, Pool # 253463, 7.50%, 09/01/30............................          Aaa/AAA            844,204              843,031
     FNCX, Pool # 313411, 7.00%, 03/01/04............................          Aaa/AAA            147,285              147,259
     FNCX, Pool # 250890, 7.00%, 04/01/04............................          Aaa/AAA          1,085,504            1,086,246
     GNSF, Pool # 6937, 8.50%, 12/15/05..............................          Aaa/AAA              3,530                3,614
     GNSF, Pool # 780374, 7.50%, 12/15/23 ...........................          Aaa/AAA          1,276,007            1,286,113
     GNSF, Pool # 417239, 7.00%, 02/15/26............................          Aaa/AAA          2,475,550            2,446,089
     GNSF, Pool # 443623, 6.50%, 02/15/28............................          Aaa/AAA          1,908,539            1,843,153
     GNSF, Pool # 462556, 6.50%, 02/15/28............................          Aaa/AAA          2,463,403            2,380,177
     GNSF, Pool # 377671, 6.50%, 03/15/28............................          Aaa/AAA            346,650              334,938
     GNSF, Pool # 448178, 6.50%, 03/15/28............................          Aaa/AAA            174,630              168,730
     GNSF, Pool # 491223, 7.00%, 03/15/29............................          Aaa/AAA          2,930,159            2,890,781
     GNSF, Pool # 509609, 7.00%, 07/15/29............................          Aaa/AAA          2,113,260            2,084,860
     GNSF, Pool # 528190, 7.50%, 04/15/30............................          Aaa/AAA            258,700              259,715
     G2SF, Pool # 2038, 8.50%, 07/20/25..............................          Aaa/AAA            126,706              129,433
                                                                                                                  ------------
        TOTAL MORTGAGE BACKED SECURITIES (Cost $55,134,670)...............................................          55,063,711
                                                                                                                  ------------


                       See notes to financial statements.


[1838 LOGO OMITTED] FIXED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                                                                            OCTOBER 31, 2000
--------------------------------------------------------------------------------------------------------------------------------


                                                                                        PRINCIPAL         VALUE
                                                                                         AMOUNT         (NOTE 2)
                                                                                        --------       -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS** -- 7.10%
     FHLB, 5.93%, 05/24/04......................................................     $ 2,500,000     $  2,437,172
     FHLMC, 5.00%, 01/15/04.....................................................       2,580,000        2,470,943
     FNMA, 7.25%, 01/15/10......................................................       5,700,000        5,906,448
                                                                                                     ------------
        TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $10,651,851)..............................      10,814,563
                                                                                                     ------------
U.S. TREASURY OBLIGATIONS** -- 8.37%
     U.S. Treasury Notes, 6.125%, 08/31/02......................................        2,680,000       2,686,368
     U.S. Treasury Notes, 6.75%, 05/15/05.......................................        2,740,000       2,840,610
     U.S. Treasury Notes, 5.75%, 08/15/10.......................................        2,060,000       2,058,070
     U.S. Treasury Bonds, 6.75%, 08/15/26.......................................        1,295,000       1,425,309
     U.S. Treasury Bonds, 6.125%, 8/15/29.......................................        3,605,000       3,733,428
                                                                                                     ------------
        TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,682,273)......................                       12,743,785
                                                                                                     ------------

                                                                                         SHARES
                                                                                        --------
SHORT-TERM INVESTMENT -- 0.08%
     SEI Daily Income Trust Prime Obligation (Cost $120,661)....................         120,661          120,661
                                                                                                     ------------
TOTAL INVESTMENTS (Cost $149,873,366)+ -- 98.70%..................................................   $150,345,925

OTHER ASSETS AND LIABILITIES, NET -- 1.30%........................................................      1,972,922
                                                                                                     ------------

NET ASSETS -- 100.00%.............................................................................   $152,318,847
                                                                                                     ============

*  Resale restricted to institutional buyers.

** While no ratings are shown for U.S. Government Agency Obligations and U.S. Treasury Obligations, they are considered to be of the highest quality, comparable to Moody's AAA rating and S&P's Aaa rating.

+  The cost for federal income tax purposes was $149,983,175. At October 31, 2000, net unrealized appreciation was $362,750.
   This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $1,269,286, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $906,536.


                       See notes to financial statements.

[1838 LOGO OMITTED] LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------


TO THE SHAREHOLDER:

Following several consecutive years of capital appreciation exceeding 20% annually, stocks were held at bay through most of this year, principally by two economic factors: rising interest rates and oil prices. For the first time since 1994, Alan Greenspan used his chief monetary weapon to attempt to cool the white hot pace of economic activity. Coincidentally, OPEC nations orchestrated an increase in oil prices that occurred during renewed tensions in the Middle East. This combination, along with other factors, such as a steep decline in the value of the Euro, produced a mood shift in equity investors, resulting in a gain of only 6.10% for the S&P 500 Index (the "S&P") during the Fund's fiscal year ended October 31st. Most of that gain was earned in the last few months of 1999, and the Index price has actually declined over 10% since late March.

Examining the economic sectors of the S&P, we find that Healthcare, Finance, Energy, and Technology issues, in that order, produced most of the gain. While Tech stocks appreciated over 12% during the period, this number hides the meteoric rise in the value of those stocks that took place in the fourth quarter of last year, culminating in March this year. Many tech issues have lost one third to one half their value in the months since then. Rather, it was Healthcare stocks, with returns approaching 20% for the period, that powered the 6.1% Index gain. Only two sectors, Consumer Cyclical and Deregulated Industries, produced negative returns during the Fund's fiscal year, each down about 7%.


                             LARGE CAP EQUITY FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT*

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

                1838 Large Cap Equity Fund          S&P 500
9/29/99                     10,000                    10,000
10/99                       10,610                    10,753
10/00                       11,123                    11,409


            Average Annual Total Returns
       for the Periods Ended October 31, 2000
       --------------------------------------
                      Since     Final Value of a
            1 Year  Inception  $10,000 Investment
             -----  ---------  ------------------
 Fund        4.83%  10.25%       $11,123
 S&P 500     6.10%  12.85%        11,409


*Past  performance is no guarantee of future results.  The 1838 Large Cap Equity
 Fund commenced operations on September 29, 1999. The values shown reflect a hypothetical initial investment of $10,000 with distributions reinvested. Returns are higher due to 1838 Investment Advisors, Inc. maintenance of the Fund's expense cap. The S&P 500 Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest directly in an index. Please read the prospectus carefully before investing. Distributed by MBIA Capital Management Corporation. See the Financial Highlights on page 21 for more details.

[1838 LOGO OMITTED] LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------


The Fund appreciated 4.83%, net of expenses, during its first full fiscal year ended October 31, 2000. The Fund remained fully invested in stocks by carrying a minimal cash balance. Furthermore, the Fund's sector participation was very close to that of the S&P sector weights. Both positions are elements of the Fund's Large Cap Core style that negates market timing and active sector betting.

The Fund's stock selection proved to be additive in the Healthcare, Energy and Technology arenas. Some of the best performers during the year were Medtronic and Merck, Exxon Mobil and Transocean Sedco Forex, EMC and Cisco, in each respective sector. Conversely, the Fund's portfolio hit snags in other areas, particularly Deregulated Industries. Telecommunications holdings underperformed, especially those involved in long distance such as Sprint and Worldcom. These stocks have been sold from the portfolio.

With the presidential election still in limbo at this writing, it is difficult to forecast what, if any, important legislative issues may unfold in the coming year. Rather, it is best to close this review with a few observations that bring current the very issues (mentioned above) leading to the anemic returns of fiscal 2000. Chairman Greenspan appears to have been successful in slowing national real economic growth to a more sustainable level. In fact, we believe that the Fed's next move may actually be to lower rates. Meanwhile, interest rates in the bond market have already declined from their peaks. Stable economic growth, not recession, is a reasonable expectation for the coming year. As for energy prices, OPEC attempts to keep production controlled to avoid a glut later next Spring, so we believe the $30+ price per barrel may be sustained. While it is certainly higher than levels 2 years ago, this price is substantially below the over $80 per barrel current equivalent of prices experienced during the embargoes of the `70s, and there is no political tone that would suggest a return to that era. With this backdrop, we hope to see more material stock returns during the next year.



                                    Sincerely



                                    /s/ GEORGE W. GEPHART, JR.


                                    George W. Gephart, Jr.
                                    Vice President & Portfolio Manager

November 20, 2000

[1838 LOGO OMITTED] LARGE CAP EQUITY FUND
SCHEDULE OF INVESTMENTS                                                                          OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------


                                                                                                          VALUE
                                                                                          SHARES        (NOTE 2)
                                                                                          ------       ----------
COMMON STOCK -- 100.10%

   BASIC INDUSTRIES -- 9.73%
     E.I. Dupont de Nemours & Co. ..............................................            4,600    $    208,725
     General Electric Co. ......................................................           22,500       1,233,281
     Tyco International Ltd. ...................................................            8,600         487,513
                                                                                                     ------------
                                                                                                        1,929,519
                                                                                                     ------------
   CONSUMER CYCLICAL -- 12.98%
     CVS Corp. .................................................................            8,300         439,381
     Interpublic Group of Cos. .................................................           11,600         498,075
     McGraw-Hill Cos., Inc. ....................................................            6,800         436,475
     Staples Inc. ..............................................................           14,300         203,775
     Target Corp. ..............................................................           12,000         331,500
     Viacom Inc. (B Shares)* ...................................................            6,100         346,938
     Wal-Mart Stores Inc. ......................................................            7,000         317,625
                                                                                                     ------------
                                                                                                        2,573,769
                                                                                                     ------------
   CONSUMER STAPLES -- 5.98%
     Estee Lauder Cos. Inc. (A Shares) .........................................            8,700         404,006
     Pepsico ...................................................................            8,800         426,250
     Safeway Inc.* .............................................................            6,500         355,469
                                                                                                     ------------
                                                                                                        1,185,725
                                                                                                     ------------
   ENERGY -- 8.24%
     BP Amoco PLC - Sponsored ADR ..............................................            6,200         315,813
     Exxon Mobil Corp. .........................................................            7,604         678,182
     Schlumberger Ltd. .........................................................            4,300         327,337
     Transocean Sedco Forex Inc. ...............................................            5,909         313,177
                                                                                                     ------------
                                                                                                        1,634,509
                                                                                                     ------------
   FINANCIAL -- 15.53%
     American International Group ..............................................            7,750         759,500
     Citigroup Inc. ............................................................           15,167         798,146
     Fifth Third Bancorp .......................................................            8,100         416,137
     Firstar Corp. .............................................................           16,200         318,938
     Goldman Sachs Group Inc. ..................................................            1,800         179,662
     Wells Fargo Co. ...........................................................           13,100         606,694
                                                                                                     ------------
                                                                                                        3,079,077
                                                                                                     ------------


                       See notes to financial statements.

[1838 LOGO OMITTED] LARGE CAP EQUITY FUND
SCHEDULE OF INVESTMENTS-- CONTINUED                                                              OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------


                                                                                                          VALUE
                                                                                          SHARES        (NOTE 2)
                                                                                          ------       -----------
   HEALTHCARE -- 12.93%
     Abbott Laboratories .......................................................           10,300     $   543,969
     Lilly (Eli) & Co. Inc. ....................................................            6,200         554,125
     Medtronic Inc. ............................................................           11,000         597,437
     Merck & Co., Inc. .........................................................            5,000         449,687
     Schering-Plough Corp. .....................................................            8,100         418,669
                                                                                                      -----------
                                                                                                        2,563,887
                                                                                                      -----------
   TECHNOLOGY -- 27.43%
     America Online Inc.*.......................................................            5,200         262,236
     Applied Materials Inc.*....................................................            3,900         207,188
     Cisco Systems Inc.*........................................................           15,500         835,062
     EMC Corp.*.................................................................            6,300         561,094
     Flextronics International Ltd.*............................................            9,600         364,800
     Intel Corp. ...............................................................           14,400         648,000
     JDS Uniphase Corp.*........................................................            1,700         138,337
     KLA-Tencor Corp.*..........................................................            7,500         253,594
     Microsoft Corp.*...........................................................            8,600         592,325
     Nortel Networks Corp. .....................................................            8,700         395,850
     Oracle Systems Corp.*......................................................           10,600         349,800
     Sun Microsystems Inc.*.....................................................            4,700         521,113
     Texas Instruments Inc. ....................................................            6,300         309,094
                                                                                                      -----------
                                                                                                        5,438,493
                                                                                                      -----------
   DEREGULATED INDUSTRIEs -- 7.28%
     SBC Communications Inc. ...................................................           14,600         842,237
     Verizon Communications ....................................................            5,200         300,625
     Worldcom Inc.*.............................................................           12,700         301,625
                                                                                                      -----------
                                                                                                        1,444,487
                                                                                                      -----------
        TOTAL COMMON STOCKS (Cost $19,375,726)..................................                       19,849,466
                                                                                                      -----------
SHORT-TERM INVESTMENT -- 1.01%
     SEI Daily Income Trust Prime Obligation (Cost $200,429)....................          200,429         200,429
                                                                                                      -----------
TOTAL INVESTMENTS (COST $19,576,155)+ -- 101.11%................................                      $20,049,895

OTHER ASSETS AND LIABILITIES, NET -- (1.11%)....................................                         (219,147)
                                                                                                      -----------
NET ASSETS-- 100.00%............................................................                      $19,830,748
                                                                                                      -----------

* Non-income producing securities.

+ The cost for federal income tax purposes was $19,623,018. At October 31, 2000, net unrealized appreciation was $426,877. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $1,987,126, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $1,560,249.
  ADR -- American Depository Receipt


                       See notes to financial statements.


[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES                                                                            OCTOBER 31, 2000
--------------------------------------------------------------------------------------------------------------------------------


                                                                             INTERNATIONAL       FIXED INCOME       LARGE CAP
                                                                              EQUITY FUND            FUND          EQUITY FUND
                                                                            ----------------------------------------------------
ASSETS:
Investments, at value (identified cost $91,765,723, $149,873,366
   and $19,576,155, respectively) (Note 2)........................          $103,852,186        $150,345,925      $20,049,895
Receivables:
   Dividends, interest and tax reclaims...........................               117,262           1,954,078           10,020
   Investment securities sold.....................................                   --            3,053,802          231,113
Other assets......................................................                10,201              14,376            1,699
                                                                            ----------------------------------------------------
      Total assets ...............................................           103,979,649         155,368,181       20,292,727
                                                                            ----------------------------------------------------

LIABILITIES:
   Due to advisor (Note 4)........................................                64,296              42,308            1,062
   Due to affliates (Note 4)......................................                13,228              15,553            6,457
   Payable for investment securities purchased....................             2,160,681           2,939,329          435,727
   Payable for Fund shares redeemed...............................                    --                  --              419
   Other accrued expenses.........................................                55,849              52,144           18,314
                                                                            ----------------------------------------------------
      Total liabilities...........................................             2,294,054           3,049,334          461,979
                                                                            ----------------------------------------------------
NET ASSETS........................................................          $101,685,595        $152,318,847      $19,830,748
                                                                            ====================================================
NET ASSETS CONSIST OF:
Shares of beneficial interest.....................................          $      6,967        $     15,622      $     1,788
Additional capital paid-in........................................            78,951,291         155,100,045       19,719,628
Accumulated net investment income.................................                    --              10,125           24,027
Accumulated net realized (loss) on investments....................            10,647,756          (3,279,504)        (388,435)
Net unrealized appreciation (depreciation) on:
   Investments....................................................            12,086,463             472,559          473,740
   Translation of assets and liabilities in foreign currencies....                (6,882)                --                --
                                                                            ----------------------------------------------------
NET ASSETS........................................................          $101,685,595        $152,318,847      $19,830,748
                                                                            ====================================================
Shares of beneficial interest outstanding                                      6,967,380          15,621,871        1,788,113
                                                                            ----------------------------------------------------

NET ASSETS VALUE, offering and redemption price
   per share (Net assets/Outstanding shares of
   beneficial interest)...........................................          $         14.59   $            9.75   $        11.09
                                                                            ====================================================



                                      See notes to financial statements.


[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------------------------------------------------------


                                                                     INTERNATIONAL            FIXED INCOME         LARGE CAP
                                                                      EQUITY FUND                 FUND            EQUITY FUND
                                                                   -------------------------------------------------------------
INVESTMENT INCOME:
   Dividends......................................................    $ 1,213,853           $        --         $   90,901
   Interest.......................................................        124,550             9,178,462             26,118
   Foreign taxes withheld ........................................       (149,173)                  --                (205)
                                                                   -------------------------------------------------------------
               Total Investment Income............................      1,189,230             9,178,462            116,814
                                                                   -------------------------------------------------------------
EXPENSES:
   Invesment advisory fees (Note 4)...............................        785,842               640,233             77,239
   Administration fee (Note 4)....................................         62,867                76,828             15,000
   Accounting fee (Note 4)........................................         76,461                63,433             40,000
   Custodian fees ................................................         53,890                21,984              7,554
   Transfer agency fees (Note 4)..................................         20,000                20,000             20,000
   Trustees' fees (Note 4)........................................         16,759                19,862              1,988
   Audit fees.....................................................         22,486                30,516             11,816
   Legal fees.....................................................         36,240                23,107              9,083
   Registration fees..............................................         17,044                26,390             16,190
   Reports to shareholders........................................         10,836                13,694              1,223
   Amortization of organizational costs (Note 2)..................         19,626                   --                  --
   Other..........................................................         26,640                22,108              4,405
                                                                   -------------------------------------------------------------
        Total expenses............................................      1,148,691               958,155            204,498
        Advisory fee waived (Note 4)..............................             --              (187,213)           (77,239)
        Reimbursement from advisor (Note 4).......................             --                   --             (37,810)
                                                                   -------------------------------------------------------------
           Total expenses, net....................................      1,148,691               770,942             89,449
                                                                   -------------------------------------------------------------
              Net investment income...............................         40,539             8,407,520             27,365
                                                                   -------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY:
      Net realized gain (loss) from:
         Investment transactions..................................     11,058,534            (1,615,101)          (388,435)
         Foreign currency transactions............................       (455,576)                  --                  --
                                                                   -------------------------------------------------------------
           Total net realized gain (loss).........................     10,602,958            (1,615,101)          (388,435)
                                                                   -------------------------------------------------------------
        Change in unrealized appreciation (depreciation) of:
         Investments..............................................     (7,116,051)            1,963,643            229,889
         Translation of assets and liabilities in foreign
           currencies ............................................         (8,738)                   --                 --
                                                                   -------------------------------------------------------------
           Total change in unrealized appreciation (depreciation).     (7,124,789)            1,963,643            229,889
                                                                   -------------------------------------------------------------
              Net gain (loss) on investments and foreign currency       3,478,169               348,542           (158,546)
                                                                   -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $ 3,518,708           $ 8,756,062         $ (131,181)
                                                                   =============================================================


                                      See notes to financial statements.


[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------


                                                                          INTERNATIONAL        FIXED INCOME           LARGE CAP
                                                                           EQUITY FUND             FUND             EQUITY FUND+
                                                                      -------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2000
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income ............................................   $     40,539        $   8,407,520      $      27,365
   Net realized gain (loss) from investment and
      foreign currency transactions..................................     10,602,958            (1,615,101)          (388,435)
   Change in unrealized appreciation (depreciation) of
      investments and foreign currency...............................     (7,124,789)            1,963,643            229,889
                                                                      -------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations......      3,518,708             8,756,062           (131,181)
                                                                      -------------------------------------------------------------
Distributions to shareholders:
   Net investment income.............................................         (7,576)           (8,617,599)            (6,623)
   Net realized gains................................................     (4,661,343)                   --            (15,233)
                                                                      -------------------------------------------------------------
     Total distributions.............................................     (4,668,919)           (8,617,599)           (21,856)
                                                                      -------------------------------------------------------------
Increase in net assets from Fund share transactions (Note 5).........     16,288,780            57,959,658         15,060,490
                                                                      -------------------------------------------------------------
Increase in net assets...............................................     15,138,569            58,098,121         14,907,453
NET ASSETS:
   Beginning of year.................................................     86,547,026            94,220,726          4,923,295
                                                                      -------------------------------------------------------------
   End of year (including undistributed net investment income of $0,
      $10,125 and $24,027, respectively).............................   $101,685,595          $152,318,847        $19,830,748
                                                                      =============================================================
FOR THE PERIOD ENDED OCTOBER 31, 1999
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income.............................................   $    169,958        $    4,502,938     $        3,799
     Net realized gain (loss) from investment and
   foreign currency transactions.....................................      4,496,142           (1,593,120)            14,719
   Change in unrealized appreciation (depreciation) of
      investments and foreign currency...............................     13,866,854            (2,308,516)           243,851
                                                                      -------------------------------------------------------------
Net increase in net assets resulting from operations.................     18,532,954               601,302            262,369
                                                                      -------------------------------------------------------------
Distributions to shareholders:
   Net investment income.............................................             --            (4,282,734)                --

   Net realized gains................................................     (4,289,722)                   --                 --
                                                                      -------------------------------------------------------------
     Total Distributions.............................................     (4,289,722)           (4,282,734)                --
                                                                      -------------------------------------------------------------
Increase in net assets from Fund share transactions (Note 5).........     14,428,889            26,178,864          4,660,926
                                                                      -------------------------------------------------------------
Increase in net assets...............................................     28,672,121            22,497,432          4,923,295
NET ASSETS:
   Beginning of period...............................................     57,874,905            71,723,294                 --
                                                                      -------------------------------------------------------------
   End of period (including undistributed net investment income of
      $7,585, $220,204 and $3,799, respectively).....................   $ 86,547,026          $ 94,220,726        $ 4,923,295
                                                                      =============================================================

+  The Large Cap Equity Fund commenced operations on September 29, 1999.


                                      See notes to financial statements.


[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

The following table includes  selected data for a share  outstanding  throughout each fiscal year and other  performance information  derived from the financial statements.  It should be read in conjuction  with the financial  statements and notes thereto.

INTERNATIONAL EQUITY FUND
                                                                         FOR THE FISCAL YEAR OR PERIOD ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                                  2000          1999        1998          1997          1996
                                                              ---------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF YEAR....................          $14.57        $12.08      $11.99        $10.44         $9.61
                                                              ---------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income  .............................            0.01          0.03        0.01          0.02          0.07
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions.....            0.78          3.34        0.75          1.57          0.80
                                                              ---------------------------------------------------------------
     Total from investment operations..................            0.79          3.37        0.76          1.59          0.87
                                                              ---------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income..........................              --            --          --         (0.04)        (0.04)
   From net realized gain on investments...............           (0.77)        (0.88)      (0.67)           --            --
                                                              ---------------------------------------------------------------
     Total distributions...............................           (0.77)        (0.88)      (0.67)        (0.04)        (0.04)
                                                              ---------------------------------------------------------------
NET ASSET VALUE - END OF YEAR..........................          $14.59        $14.57      $12.08        $11.99        $10.44
                                                              ===============================================================
TOTAL RETURN...........................................            5.06%        29.10%       6.90%        15.23%         9.11%
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:
       Expenses (net of fee waivers)...................            1.10%         1.09%       1.13%         1.25%         1.25%
       Expenses (excluding fee waivers)................             N/A           N/A         N/A          1.44%         1.80%
       Net investment income ..........................            0.04%         0.23%       0.10%         0.28%         0.70%
Portfolio turnover rate................................           51.99%        48.71%     166.77%        92.33%        59.11%
Net assets, end of year (in 000's).....................        $101,686       $86,547     $57,875       $51,046       $41,209


                                      See notes to financial statements.


[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
-------------------------------------------------------------------------------------------------------------------------

The following table includes  selected data for a share  outstanding  throughout each fiscal year or period and other performance  information  derived from the financial  statements.  It  should  be read in  conjuction  with  the financial statements and notes thereto.

FIXED INCOME FUND
                                                                     FOR THE FISCAL YEAR OR PERIOD ENDED OCTOBER 31,
                                                                --------------------------------------------------------
                                                                   2000            1999           1998           1997+
                                                                --------------------------------------------------------
NET ASSET VALUE - BEGINNING OF YEAR.......................        $9.81           $10.24         $10.27         $10.00
                                                                --------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income..................................         0.63             0.53           0.54           0.06
   Net realized and unrealized gain (loss) on investments         (0.04)           (0.45)          0.08           0.21
                                                                --------------------------------------------------------
      Total from investment operations....................         0.59             0.08           0.62           0.27
                                                                --------------------------------------------------------
DISTRIBUTIONS:
   From net investment income.............................        (0.65)           (0.51)         (0.59)            --
   Return of capital......................................           --               --          (0.04)            --
   From net realized gain on investments .................           --               --          (0.02)            --
                                                                --------------------------------------------------------
      Total distributions.................................        (0.65)           (0.51)         (0.65)            --
                                                                --------------------------------------------------------
NET ASSET VALUE - END OF YEAR.............................        $9.75            $9.81         $10.24         $10.27
                                                                ========================================================
TOTAL RETURN..............................................         6.33%            0.79%          6.26%          2.70%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses (net of fee waivers)1.........................         0.60%            0.61%          0.75%          0.75%*
   Expenses (excluding fee waivers).......................         0.75%            0.73%          0.88%          2.12%*
   Net investment income .................................         6.57%            5.35%          5.60%          5.83%*
Portfolio turnover rate...................................       361.63%          834.18%         92.65%         39.12%*
Net assets, end of period (in 000's)......................       $152,319          $94,221        $71,723        $32,537

+  The Fixed Income Fund commenced operations on September 2, 1997.

*  Annualized.

** Total return not annualized.
1  Effective March 1, 1999, 1838 Investment Advisors voluntarily agreed to waive its fees and/or  reimburse  the Fund so the total  operating  expenses do not exceed 0.60% of average daily net assets.


                                      See notes to financial statements.


[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------

The following table includes  selected data for a share  outstanding  throughout each fiscal year or period and other  performance  information  derived from the financial  statements.  It  should  be read in  conjuction  with the  financial statements and notes thereto.

LARGE CAP EQUITY FUND

                                                                    FOR THE FISCAL YEAR OR PERIOD ENDED OCTOBER 31,
                                                                   -------------------------------------------------
                                                                                   2000                1999+
                                                                   -------------------------------------------------
NET ASSET VALUE - BEGINNING OF YEAR.............................                  $10.61              $10.00
                                                                   -------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income........................................                    0.02                0.01
   Net realized and unrealized gain on investments .............                    0.49                0.60
                                                                   -------------------------------------------------
      Total from investment operations..........................                    0.51                0.61
                                                                   -------------------------------------------------
DISTRIBUTIONS:
   From net investment income...................................                   (0.01)                 --
   From net realized gain on investments........................                   (0.02)                 --
                                                                   -------------------------------------------------
      Total distributions.......................................                   (0.03)                 --
                                                                   -------------------------------------------------
NET ASSET VALUE - END OF YEAR...................................                  $11.09              $10.61
                                                                   =================================================
TOTAL RETURN....................................................                    4.83%               6.10%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses (net of fee waivers)................................                    0.75%               0.75%*
   Expenses (excluding fee waivers and reimbursements)..........                    1.73%               4.98%*
   Net investment income .......................................                    0.23%               1.55%*
Portfolio turnover rate.........................................                   54.21%               5.58%
Net assets, end of period (in 000's)............................                 $19,831              $4,923


+  The Large Cap Equity Fund commenced operations on September 29, 1999.

*  Annualized.

** Total return not annualized.


                       See notes to financial statements.

[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS                               OCTOBER 31, 2000
--------------------------------------------------------------------------------


NOTE 1 -- DESCRIPTION OF THE FUNDS

The 1838 Investment Advisors Funds (the "Trust") was organized as a Delaware series business trust on December 9, 1994, and is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust consists of three Funds: the 1838 International Equity Fund, the 1838 Fixed Income Fund and the 1838 Large Cap Equity Fund (each a "Fund" and collectively, the "Funds"). The investment objectives of each Fund are set forth below.

The  1838  International  Equity  Fund  (the  "International   Fund")  commenced
operations on August 3, 1995. The Fund's investment objective is capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objective by investing at least 65% of its total assets in a diversified portfolio of equity securities of issuers located in countries other than the United States.

The 1838 Fixed Income Fund (the "Fixed Income Fund") commenced operations on September 2, 1997. The Fund's investment objective is maximum current income, with a secondary objective of growth. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its assets in a diversified portfolio of fixed income securities.

The 1838 Large Cap Equity Fund (the "Large Cap Fund") commenced operations on September 29, 1999. The Fund's investment objective is long-term total return. The Fund seeks to achieve its objective by investing at least 90% of its total assets in the common stock of U.S. companies with market capitalizations greater than $5 billion.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION. Each Fund's securities, except investments with remaining maturities of 60 days or less, are valued at the last quoted sales price on the security's principal exchange on that day. If there are no sales of the relevant security on such day, the security will be valued at the mean between the closing bid and asked price on that day, if any. Debt securities having a maturity of 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Trustees. As of October 31, 2000, there were no securities valued by, or under procedures established by, the Board of Trustees.

FEDERAL INCOME TAXES. Each Fund is treated as a separate entity and intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. Distributions of net investment income and net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. The difference is primarily due to the differing treatments for foreign currency transactions for the International Fund. The Fixed Income Fund distributes net investment income monthly. All other distributions by each Fund will be made annually in December. Additional distributions may be made by each Fund to the extent necessary.

DEFERRED ORGANIZATIONAL COSTS. Costs incurred by the International Fund in connection with the initial registration and public offering of shares have been deferred and were amortized on a straight-line basis over a five-year period beginning on the date that the Fund commenced operations.

[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED                  OCTOBER 31, 2000
--------------------------------------------------------------------------------


NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

FOREIGN CURRENCY TRANSLATIONS. The books and records of the International Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

           (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and

          (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The International Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the International Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Fund may enter into forward foreign currency exchange contracts ("FFCEC"). Additionally, the International Fund may enter into these contracts to hedge certain foreign currency assets. Foreign currency exchange contracts are recorded at fair value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions. There are no FFCEC outstanding at October 31, 2000.

TRANSFERS IN-KIND. Shareholders may periodically contribute marketable securities to a respective Fund, upon approval of the Fund's management, in exchange for capital shares of the respective Fund. The exchange is conducted on a taxable basis, whereby any unrealized appreciation or depreciation on the marketable securities on the date of transfer is recognized by the shareholder and the Fund's basis in the securities is the market value as of the date of transfer. The number of shares issued to the shareholder is calculated by dividing the market value of the marketable securities, determined using the last quoted sales price on the security's principal exchange on that day, by the current net asset value per share of the respective Fund on the date of transfer.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

OTHER. Investment security transactions are accounted for on a trade date basis. The specific identification method is utilized for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED                  OCTOBER 31, 2000
--------------------------------------------------------------------------------



Note 3 -- Purchases and Sales of Investment Securities

During the fiscal year ended October 31, 2000, purchases and sales of investment securities, other than short-term investments, were as follows:

                                 INTERNATIONAL   FIXED INCOME       LARGE CAP
                                     FUND            FUND             FUND
                                 ------------    ------------     ------------
     Purchases.................  $60,046,239     $502,577,029     $21,256,917
     Sales.....................   52,788,651      445,700,089       6,046,156

During the fiscal year ended October 31, 2000, purchases and sales of U.S. Government securities, other than short-term investments, were as follows:

                                 INTERNATIONAL   FIXED INCOME       LARGE CAP
                                     FUND            FUND             FUND
                                 ------------    ------------     ------------
     Purchases.................       --         $192,214,309          --
     Sales.....................       --          190,770,745          --


NOTE 4 -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust, on behalf of each Fund, employs 1838 Investment Advisors, Inc. (the "Investment Advisor"), a direct, wholly-owned subsidiary of MBIA, Inc., and registered investment adviser under the 1940 Act, to furnish investment advisory services to the Funds pursuant to an Investment Advisory Agreement with the Trust. The Investment Advisor supervises the investment of the assets of the Fund in accordance with each Fund's investment objective, policies and restrictions.

The Trust pays the Investment Advisor a monthly fee at the following annual rates of each Fund's average daily net assets: 0.75% for the International Fund, 0.50% for the Fixed Income Fund and 0.65% for the Large Cap Fund. The Investment Advisor has voluntarily agreed to waive its advisory fee and/or reimburse each Fund monthly to the extent that the total operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) will exceed the following annual rates of each Fund's average daily net assets: 1.25% for the International Fund, 0.60% for the Fixed Income Fund and 0.75% for Large Cap Fund. This undertaking may be amended or rescinded at any time in the future.

The following table summarizes the advisory fees incurred by the Funds for the fiscal year ended October 31, 2000:

                                         GROSS       ADVISORY FEE         NET           ADVISOR
                                      ADVISORY FEE      WAIVER       ADVISORY FEE    REIMBURSEMENT
                                       -----------    -----------     -----------    -------------
     International Fund..............   $785,842       $    -0-        $785,842       $    -0-
     Fixed Income Fund...............    640,233        187,213         453,020            -0-
     Large Cap Fund..................     77,239         77,239             -0-         37,810

[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED                  OCTOBER 31, 2000
--------------------------------------------------------------------------------


NOTE 4 -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

1838 Investment Advisors, Inc. ("1838") also serves as Administrator to the Trust pursuant to an Administration Agreement with the Trust on behalf of each Fund. As Administrator, 1838 is responsible for services such as financial reporting, compliance monitoring and corporate management. The Trust pays 1838 a monthly asset-based fee at the annual rate of 0.06% of each Fund's average daily net assets, with a minimum annual fee per Fund of $15,000. For the fiscal year ended October 31, 2000, 1838's administration fees amounted to $62,867, $76,828 and $15,000, for the International Fund, the Fixed Income Fund and the Large Cap Fund, respectively.

MBIA Municipal Investors Services Corporation ("MBIA MISC"), a direct, wholly-owned subsidiary of MBIA, Inc., serves as Accounting Agent to the Trust. As Accounting Agent, MBIA MISC determines each Fund's net asset value per share and provides accounting services to the Funds pursuant to an Accounting Services Agreement with the Trust. The Trust pays MBIA MISC a monthly asset-based fee at the annual rate of $40,000, plus 0.03% of each Fund's average daily net assets in excess of $50 million for the Fixed Income Fund and the Large Cap Fund. The International Fund pays at the annual rate of $60,000, plus 0.03% of average daily net assets in excess of $50 million. For the fiscal year ended October 31, 2000, MBIA MISC's accounting fees amounted to $76,461, $63,433 and $40,000, for the International Fund, the Fixed Income Fund and the Large Cap Fund, respectively.

MBIA MISC also serves as the Fund's transfer agent pursuant to a Transfer Agency Agreement with the Trust. For these services, MBIA MISC receives an annual fee per Fund of $20,000, and is reimbursed for out--of--pocket expenses. For the fiscal year ended October 31, 2000, MBIA MISC's transfer agent fees amounted to $20,000 for each Fund.

MBIA Capital Management Corporation (the "distributor"), a direct, wholly-owned subsidiary of MBIA, Inc., entered into a Distribution Agreement with the Trust to assist in securing purchasers for shares of each Fund. The distributor also directly or through its affiliates, provides investor support services. The distributor receives no compensation for distributing the Funds' shares, except for reimbursement of its out-of-pocket expenses.

The Trustees of the Trust who are "interested persons" of the Trust, the Investment Advisor or its affiliates and all personnel of the Trust or the Investment Advisor performing services related to research, statistical and investment activities are paid by the Investment Advisor or its affiliates.

[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED                  OCTOBER 31, 2000
--------------------------------------------------------------------------------


NOTE 5 -- FUND SHARE TRANSACTIONS

At October 31, 2000, there were an unlimited number of shares of beneficial interest with a $0.001 par value, authorized. The following table summarizes the activity in shares of each Fund:

INTERNATIONAL FUND

                                                                FOR THE FISCAL YEAR        FOR THE FISCAL YEAR
                                                              ENDED OCTOBER 31, 2000     ENDED OCTOBER 31, 1999
                                                             -------------------------  -------------------------
                                                               SHARES         AMOUNT      SHARES        AMOUNT
                                                             -----------   -----------  -----------   ----------
      Shares sold...........................................  1,773,654    $28,317,422   1,088,189    $13,964,098
      Shares issued to shareholders in reinvestment
         of distributions...................................    277,928      4,352,350     315,651      3,926,698
      Shares redeemed....................................... (1,022,731)   (16,380,992)   (254,808)    (3,461,907)
                                                              ---------    -----------   ---------    -----------
      Net increase..........................................  1,028,851    $16,288,780   1,149,032    $14,428,889
                                                                           ===========                ===========

      Shares outstanding:
     Beginning of year......................................  5,938,529                  4,789,497
                                                              ---------                  ---------
             End of year...................................   6,967,380                  5,938,529
                                                              =========                  =========



FIXED INCOME FUND

                                                                FOR THE FISCAL YEAR        FOR THE FISCAL YEAR
                                                              ENDED OCTOBER 31, 2000     ENDED OCTOBER 31, 1999
                                                             -------------------------  -------------------------
                                                               SHARES         AMOUNT      SHARES        AMOUNT
                                                             -----------   -----------  -----------   ----------
      Shares sold...........................................  2,631,995    $25,357,954   2,618,322    $26,346,425
      Shares issued in exchange for securities
         transferred in-kind (Note 2).......................  3,795,916     36,617,224          --             --
      Shares issued to shareholders in reinvestment
         of distributions...................................    803,370      7,723,048     387,326      3,867,673
      Shares redeemed....................................... (1,213,992)   (11,738,568)   (405,513)    (4,035,234)
                                                             ----------    -----------   ---------    -----------
      Net increase..........................................  6,017,289    $57,959,658   2,600,135    $26,178,864
                                                                           ===========                ===========

      Shares outstanding:
             Beginning of year..............................  9,604,582                  7,004,447
                                                             ----------                  ---------
             End of year...................................  15,621,871                  9,604,582
                                                             ==========                  =========

[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED                  OCTOBER 31, 2000
--------------------------------------------------------------------------------


NOTE 5 -- FUND SHARE TRANSACTIONS -- (CONTINUED)

LARGE CAP FUND

                                                                FOR THE FISCAL YEAR          FOR THE PERIOD
                                                              ENDED OCTOBER 31, 2000     ENDED OCTOBER 31, 1999
                                                             -------------------------  -------------------------
                                                               SHARES         AMOUNT      SHARES        AMOUNT
                                                             -----------   -----------  -----------   ----------
      Shares sold...........................................  1,427,070    $16,237,833     471,281     $4,733,341
      Shares issued to shareholders in reinvestment
         of distributions...................................      1,965         21,856          --             --
      Shares redeemed.......................................   (104,866)    (1,199,199)     (7,337)       (72,415)
                                                              ---------    -----------     -------     ----------
      Net increase..........................................  1,324,169    $15,060,490     463,944     $4,660,926
                                                                           ===========                 ==========

      Shares outstanding:
             Beginning of year..............................    463,944                          0
                                                              ---------                    -------
             End of year...................................   1,788,113                    463,944
                                                              =========                    =======


NOTE 6 -- CONCENTRATION OF RISKS

The International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S., as a result of, among other factors, the possibility of future political and economical developments and the level of government supervision and regulation of securities markets in the various countries.

NOTE 7 -- CAPITAL LOSS CARRYOVERS

The following table shows the capital loss carryovers available to offset possible future capital gains for the following Funds:



              FUND                              AMOUNT         EXPIRATION DATE
              ----                           -----------       ---------------
              Fixed Income Fund............  $    71,283         10/31/2006
                                               1,540,705         10/31/2007
                                               1,557,707         10/31/2008

              Large Cap Fund...............     341,572          10/31/2008

[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS                               OCTOBER 31, 2000
--------------------------------------------------------------------------------


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF 1838 INVESTMENT ADVISORS FUNDS



In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Equity Fund, Fixed Income Fund and Large Cap Equity Fund (constituting 1838 Investment Advisors Funds, hereafter referred to as the "Fund") at October 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.





PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
December 8, 2000

[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDSS
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION (UNAUDITED)


TAX INFORMATION

The 1838 International Equity Fund paid distributions of $0.31588 per share from net long-term capital gains during the fiscal year ended October 31, 2000. Pursuant to section 852 of the Internal Revenue Code, the 1838 International Equity Fund designated $1,914,478 as capital gain distributions for the fiscal year ended October 31, 2000.

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


                     THIS PAGE IS LEFT INTENTIONALLY BLANK

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                                    --------
                         1838 INVESTMENT ADVISORS, INC.
                          FIVE RADNOR CORPORATE CENTER
                                   SUITE 320
                              100 MATSONFORD ROAD
                                RADNOR, PA 19087
                                  DISTRIBUTOR
                                    --------
                      MBIA CAPITAL MANAGEMENT CORPORATION
                                113 KING STREET
                                ARMONK, NY 10504

                                 ACCOUNTING AND
                                 TRANSFER AGENT
                                    --------
                  MBIA MUNICIPAL INVESTORS SERVICE CORPORATION
                                113 KING STREET
                                ARMONK, NY 10504

                                   CUSTODIAN
                                    --------
                           FIRST UNION NATIONAL BANK
                              123 S. BROAD STREET
                             PHILADELPHIA, PA 19101

                                 LEGAL COUNSEL
                                    --------
                              PEPPER HAMILTON LLP
                             3000 TWO LOGAN SQUARE
                           EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103

                                    AUDITORS
                                    --------
                           PRICEWATERHOUSECOOPERS LLP
                          1177 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10036




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